UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

Union Pacific Corporation

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 21, 2007, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $500,000,000 in aggregate principal amount of its 5.450% Notes due 2013 (the “Notes”). The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration on Form S-3 (File No. 333-141084). The Notes are issuable pursuant to an Indenture dated as of April 1, 1999 between The Bank of New York, as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank), as trustee, and the Company.

Attached as Exhibit 1.1 is the Underwriting Agreement dated August 21, 2007 between the Company and Banc of America Securities LLC, Barclays Capital Inc., and Credit Suisse Securities (USA) LLC, as Representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell and the underwriters here agreed to purchase, subject to the terms and conditions contained therein, the Notes. Also attached as Exhibit 5.1 is an opinion of James J. Theisen, Jr., Assistant General Counsel to the Company, regarding certain aspects of the legality of the Notes.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

1.1	Underwriting Agreement, dated August 21, 2007 between Union Pacific Corporation and Banc of America Securities LLC, Barclays Capital Inc., and Credit Suisse Securities (USA) LLC, as Representatives of the several underwriters relating to $500,000,000 in aggregate principal amount of the Company’s 5.450% Notes due 2013.

4.1	Form of 5.450% Note due 2013.

5.1	Opinion of James J. Theisen, Jr., Assistant General Counsel to the Company regarding certain aspects of the legality of the Notes.

23.1	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION PACIFIC CORPORATION

By:	/s/ J. Michael Hemmer
J. Michael Hemmer
Senior Vice President-Law and General Counsel

Date: August 24, 2007

EXHIBIT INDEX

1.1	Underwriting Agreement, dated August 21, 2007 between Union Pacific Corporation and Banc of America Securities LLC, Barclays Capital Inc., and Credit Suisse (USA) LLC, as Representatives of the several underwriters relating to $500,000,000 in aggregate principal amount of the Company’s 5.450% Notes due 2013.

4.1	Form of 5.450% Note due 2013.

5.1	Opinion of James J. Theisen, Jr., Assistant General Counsel to the Company regarding certain aspects of the legality of the Notes.

23.1	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).